American Century Strategic Asset Allocations, Inc.

PROSPECTUS SUPPLEMENT

STRATEGIC ALLOCATION: AGGRESSIVE FUND
STRATEGIC ALLOCATION: CONSERVATIVE FUND
STRATEGIC ALLOCATION: MODERATE FUND

(INVESTOR CLASS/INSTITUTIONAL CLASS)

Supplement dated September 29, 2004 * Prospectus dated April 1, 2004

Effective September 29, 2004, the Strategic Allocation: Aggressive Fund,
Strategic Allocation: Conservative Fund and Strategic Allocation: Moderate Fund
are closed to new retail investors, but are available through financial intermediaries. Any shareholder with an open account as of September 29, 2004, may make additional investments and reinvest dividends and capital gains distributions as long as such account remains open.

SH-SPL-40103   0409